Exhibit 10.5
(English Translation)

Registration Notice of Cancelling Equity Pledge

(Daxin Industry and Commerce) Cancelling Equity Pledge Registration NO.: [2010] 8

Dalian Union-Chuangye Bonding Co. Ltd:

According to application, our bureau processes the registration for cancelling equity pledge on September 10th, 2010. The original equity registration is below:

Equity registration NO.: 210231100041Z

Company who own Equity Rights: Dalian Heavy Mining Equipment Manufacturing, Co. Ltd

Amount of Equity: 3,600,000 RMB

People who pay for Equity: Peili Wang

People who own Equity: Dalian Union-Chuangye Bonding Co. Ltd

Seal by Dalian Industry and Commerce Bureau

September 10th, 2010